Short-term investments (Tables)	12 Months Ended
Dec. 31, 2022
Short-term investments
Schedule of short-term investments

(In thousands)	December 31, 2021	December 31, 2022
Time deposits	62,379	51,044
Investments in financial instruments (note a)	53,273	32,582
Total	115,652	83,626

Notes:

(a)

The financial instruments were issued by commercial banks in the PRC with a variable interest rate indexed to performance of underlying assets. Since these investments’ maturity dates are within one year, they are classified as short-term investments.

(b)

Time deposits and investments in financial instruments are stated on the balance sheets at the principal amount plus accrued interest. Interest income is recorded in “Other income, net” in the consolidated statements of comprehensive (loss)/income.